UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 8, 2025

The Kraft Heinz Company
(Exact name of registrant as specified in its charter)

Delaware	001-37482	46-2078182
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One PPG Place, Pittsburgh, Pennsylvania 15222
(Address of principal executive offices, including zip code)

(412) 456-5700
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	KHC	The Nasdaq Stock Market LLC
3.500% Senior Notes due 2029	KHC29	The Nasdaq Stock Market LLC
3.250% Senior Notes due 2033	KHC33	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.
On May 8, 2025, The Kraft Heinz Company (the “Company”) held its 2025 Annual Meeting of Stockholders (the “Annual Meeting”). The final voting results for the matters properly submitted to a stockholder vote at the Annual Meeting are set forth below.

Item 1. Election of Directors. Stockholders elected each of the 12 nominees to serve as a director of the Company for a one-year term expiring at the Company’s 2026 Annual Meeting of Stockholders as follows:

Director	Shares For	Shares Against	Shares Abstain	Broker Non-Votes
Carlos Abrams-Rivera	910,551,468	5,114,268	1,239,787	107,453,606
Humberto P. Alfonso	910,722,594	4,802,740	1,434,189	107,453,606
John T. Cahill	887,908,354	27,765,831	1,285,338	107,453,606
Lori Dickerson Fouché	902,364,396	12,777,462	1,817,665	107,453,606
Diane Gherson	909,087,652	6,453,796	1,418,075	107,453,606
Timothy Kenesey	884,838,984	30,636,603	1,483,936	107,453,606
Alicia Knapp	893,457,311	21,705,366	1,796,846	107,453,606
Elio Leoni Sceti	908,828,141	6,679,301	1,452,081	107,453,606
James Park	908,927,952	6,585,283	1,446,288	107,453,606
Miguel Patricio	893,884,682	21,766,503	1,308,338	107,453,606
John C. Pope	894,036,804	21,610,351	1,312,368	107,453,606
Debby Soo	911,092,762	4,442,298	1,424,463	107,453,606

Item 2. Advisory Vote to Approve Executive Compensation. Stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers as follows:

Shares For	Shares Against	Shares Abstain	Broker Non-Votes
872,898,769	40,641,979	3,418,775	107,453,606

Item 3. Ratification of the Selection of PricewaterhouseCoopers LLP. Stockholders approved the selection of PricewaterhouseCoopers LLP as the Company’s independent auditors for 2025 as follows:

Shares For	Shares Against	Shares Abstain	Broker Non-Votes
965,716,403	57,228,002	1,468,724

Item 4. Stockholder Proposal Regarding a Report on Recyclability Claims. Stockholders did not approve the stockholder proposal regarding a report on recyclability claims as follows:

Shares For	Shares Against	Shares Abstain	Broker Non-Votes
112,517,193	799,126,127	5,316,203	107,453,606

Item 5. Stockholder Proposal Regarding Report on Plastic Packaging. Stockholders did not approve the stockholder proposal regarding a report on plastic packaging as follows:

Shares For	Shares Against	Shares Abstain	Broker Non-Votes
105,961,668	805,814,767	5,183,088	107,453,606

Item 6. Stockholder Proposal to Adopt Policy on Independent Board Chair. Stockholders did not approve the stockholder proposal regarding adopting a policy on an independent Board Chair as follows:

Shares For	Shares Against	Shares Abstain	Broker Non-Votes
255,895,300	658,706,305	2,357,918	107,453,606

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Kraft Heinz Company

Date: May 13, 2025	By:	/s/ Angel Willis
Angel Willis
Executive Vice President, Global General Counsel and Corporate Affairs Officer

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